PARKSTERLING

Park Sterling Corporation
Investor Presentation
Second Quarter 2014

Forward Looking Statements and Non-GAAP Measures

This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: failure to realize synergies and other financial benefits from the merger with Provident Community Bancshares, Inc. ("Provident Community") within the expected time frames; increases in expected costs or difficulties related to integration matters; changes in loan mix, deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels, and other similar matters; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to effectively redeploy resources from the custody business to the core asset management business; inability to generate future organic growth in loan balances or retail banking or wealth management results through the hiring of new personnel, development of new products or otherwise; the effects of negative or soft economic conditions or a "double dip" recession, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; deterioration in consumer and investor confidence and the related impact on financial markets and institutions; changes in interest rates; failure of assumptions underlying the establishment of allowances for loan losses; deterioration in the credit quality of the loan portfolio or in the value of the collateral securing those loans; deterioration in the value of securities held in the investment securities portfolio; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the impacts on Park Sterling of a potential increasing rate environment; the potential impacts of any additional government shutdown and further debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements of Park Sterling, other uses of capital, the financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES
Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

Introduction to Park Sterling (NASDAQ: PSTB)

PARKSTERLING

Formed in October 2006

- Largest *de novo* raise in NC history ($45 million)
- Experienced community and regional banking team
- Deployed scalable Jack Henry SilverLake® platform

Pre-Initial Public Offering

- Grew to $488 million in total assets
- Established locations in Charlotte and Wilmington, NC
- Became FDIC bid-eligible institution

Initial Public Offering (August 2010)

- Raised gross proceeds of $150.2 million
- Reconstituted management team and board of directors
- Embarked on accelerated growth strategy

Subsequent Developments

- Executed three strategic partnerships
- Expanded presence and entered key growth markets
- Enhanced credit and non-credit product capabilities
- Strengthened talent across market, product and functional areas

Well positioned to drive long-term profitability through improvements in current business model, investments in organic growth and disciplined merger activity.

Focused Vision and Strategy

PARKSTERLING

Vision

- Capitalize on unique opportunity to create a highly respected regional community banking franchise
  - Return to soundness, profitability and growth
  - Diversified by geography and business mix
  - Noted for exceptional risk management, market management, relationship management and customer service
  - Financial institution of choice for prospects, customers, employees, shareholders and communities

Large enough to help customers achieve their financial aspirations, yet small enough to care that they do.

Strategy

- To achieve our vision we will
  - Focus on markets well known to management
  - Employ the community banking model of market management by geography
  - Accelerate asset generation through *de novo* entry into identified high growth markets with the recruitment of experienced in-market talent
  - Utilize merger capabilities to acquire strong core deposit franchises and to expand product and line of business capabilities

Positioned to play bigger than our footprint.

Experienced Leadership

PARKSTERLING

Executive Officers

James C. Cherry *Chief Executive Officer*		39 years of banking experience including Chief Executive Officer of Mid-Atlantic Banking, President of Virginia Banking, Head of Trust and Investment Management for Wachovia Bank.
Bryan F. Kennedy, III *President*		33 years of banking experience including President North Carolina, Regions Bank and Executive Vice President, Park Meridian Bank. Helped organize Park Sterling in October 2006.
David L. Gaines *Chief Financial Officer*		28 years of banking experience including Chief Risk Officer for Corporate and Investment Banking, Senior VP and Comptroller, and Co-Manager of integration office for Wachovia Corporation. Charlotte Business Journal 2013 public company CFO of year.
Nancy J. Foster *Chief Risk Officer*		30 years of banking experience including Chief Risk Officer for CIT Group and Chief Credit Officer of Community Banking Group at LaSalle Bank. Current Vice Chair of Risk Management Association (RMA).

Non-Management Directors

Leslie M. (Bud) Baker, Jr. *Chairman*		Retired Chairman of Wachovia Corporation. Also served Wachovia as Chairman, President, Chief Executive Officer, and Chief Credit Officer, as well as President of the North Carolina Bank.
Walter C. Ayers *Director*		Retired President and Chief Executive Officer of the Virginia Bankers Association. Served as member of ABA's Communication Counsel, Government Relations Counsel and others.
Larry W. Carroll *Director*		President and Chief Executive Officer of Carroll Financial Associates, Inc, a registered investment advisory firm. CPA background. Park Sterling organizer in October 2006.
Jean E. Davis *Director*		Retired Executive and Head of Operations, Information Technology and e-Commerce at Wachovia Corporation. Also formerly Head of Human Resources, Head of Retail Banking of Wachovia Corporation.
Patricia C. Hartung *Director*		Executive Director of Upper Savannah Council of Governments. Founding member and former Chair of Community Capital Corporation.
Thomas B. Henson *Director*		President of Henson-Tomlin Interest, LLC and Senior Managing Director of Southeastern Private Investment Fund. Helped organize Park Sterling in October 2006. M&A attorney by background.
Jeffrey S. Kane *Director*		Retired Senior Vice President in charge of Charlotte office of Federal Reserve Bank of Richmond. Also served as head of Banking Supervision and Regulation.
Kim S. Price *Vice Chairman*		Former President and Chief Executive Officer of Citizens South Banking Corporation and Citizens South Bank.
Ben R. Rudisill, II *Director*		President of Rudisill Enterprises, Inc. since 1976. Former Chairman of Citizens South Banking Corporation and Citizens South Bank.

Park Sterling Today

- Premier community banking franchise in the Charlotte-Concord-Gastonia MSA
  - Largest branch network and deposit base
  - Exceptional banking team and product solutions

- Established origination capabilities in additional growth markets
  - Raleigh and Wilmington, NC
  - Charleston and Greenville, SC
  - Richmond, VA

- Broad product capabilities
  - Wealth management, mortgage banking, treasury services, asset-based lending, builder finance

- Logical branch footprint with strong core deposit franchise
  - Follows I-77/ I-85 corridors
  - Extends into North Georgia

I am PARKSTERLING
...You can count on me.



95
Richmond
VA
85
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
85
26
SC
Wilmington
Charleston
GA
95
PSTB Branch (53)
PSTB Loan Production (1)

Attractive Demographic Profile

PARKSTERLING

Metro Market MSAs	Number of Branches	Company Deposits in Market ($000)	Deposit Market Share (%)	Percent of National Franchise (%)	Total Population 2013 (Actual)	Population Change 2010-2013 (%)	Projected Population Change 2013-2018 (%)	Median HH Income 2013 ($)	Projected HH Income Change 2013-2018 (%)
Charlotte-Concord-Gastonia, NC-SC	20	929,079	0.44	49.37	2,302,347	3.85	7.08	50,909	13.94
Greenville-Anderson-Mauldin, SC	11	217,841	1.59	11.58	850,047	3.15	5.13	43,225	20.00
Spartanburg, SC	4	127,719	3.28	6.79	319,309	1.93	3.02	40,091	23.38
Columbia, SC	2	81,957	0.52	4.35	795,307	3.61	5.66	48,885	12.65
Wilmington, NC	1	38,125	0.89	2.03	261,782	2.71	6.03	46,725	16.97
Raleigh, NC	1	13,955	0.06	0.74	1,196,126	5.81	10.56	57,914	17.41
Charleston-North Charleston, SC	1	6,164	0.06	0.33	694,855	4.55	9.20	50,420	11.30
Richmond, VA (Loan Production Office)	-	-	-	-	1,233,702	2.12	4.80	55,994	14.42
Metro Market MSA Totals	**40**	**1,414,840**		**75.19**	**7,653,475**				
Weighted Average: MSA						**3.55**	**6.35**	**48,586**	**15.75**
Aggregate: National					**314,467,933**	**1.85**	**3.62**	**51,314**	**16.11**

- Concentrated branch presence in attractive Charlotte-Concord-Gastonia MSA
  - Approximately 50% of total deposits
  - Projected five-year population change of 7.08%, or 2.0x national average
- Concentrated deposit presence in attractive metro markets
  - Approximately 75% of total deposits
- Business origination presence in targeted growth markets
  - Charlotte, Raleigh and Wilmington, NC
  - Greenville and Charleston, SC
  - Richmond, VA

Source: SNL

Franchise Building M&A

PARKSTERLING

Community Capital Corporation		
Announcement Date		3/30/2011
Announced Deal Value ($M)	$	32.3
Consideration Mix (Stock/ Cash)		60% / 40%
Preferred Stock	$	-
Announced Acquired Assets ($M)	$	655.9
Announced Acquired Loans ($M)	$	484.9
Announced Acquired Deposits ($M)	$	495.2
Status		Completed
Completion Date		11/1/2011
Days to Complete		216

Deal Pricing Ratios	Announcement	Completion
Deal Value/ Book Value (%)	67.9	58.4
Price/ Tangible Book (%)	69.7	59.6
Price/ Estimated EPS (x)	14.6	13.0
Price/ Deposits (%)	6.53	6.06
Price/ Assets (%)	6.50	6.13

Citizens South Banking Corporation		
Announcement Date		5/13/2012
Announced Deal Value ($M)	$	77.8
Consideration Mix (Stock/ Cash)		70% / 30%
Preferred Stock (SBLF; assumed at par)	$	20.5
Announced Acquired Assets ($M)	$	1,071.0
Announced Acquired Loans ($M)	$	733.2
Announced Acquired Deposits ($M)	$	872.6
Status		Completed
Completion Date		10/1/2012
Days to Complete		141

Deal Pricing Ratios	Announcement	Completion
Deal Value/ Book Value (%)	112.0	120.5
Price/ Tangible Book (%)	114.0	122.3
Price/ Estimated EPS (x)	NM	NM
Price/ Deposits (%)	8.92	9.74
Price/ Assets (%)	7.25	7.92

Provident Community Bancshares, Inc.		
Announcement Date		3/5/2014
Announced Deal Value ($M)	$	1.4
Consideration Mix (Stock/ Cash)		100% / 0%
Preferred Stock (TARP; net of 45% discount)	$	5.1
Announced Acquired Assets ($M)	$	322.9
Announced Acquired Loans ($M)	$	116.6
Announced Acquired Deposits ($M)	$	262.7
Status		Completed
Completion Date		5/1/2014
Days to Complete		57

Deal Pricing Ratios	Announcement	Completion
Deal Value/ Book Value (%)	NM	NM
Price/ Tangible Book (%)	NM	NM
Price/ Estimated EPS (x)	NM	NM
Price/ Deposits (%)	0.52	0.52
Price/ Assets (%)	4.14	4.14

Key Considerations

- First partnership ... confirmed attractiveness of vision and strategy
- Expanded product capabilities and geographic footprint
- Enhanced operating scale and financial profile

Key Considerations

- First partnership with "FDIC bid-eligible" institution ... created #7 deposit market share in Charlotte-Concord-Gastonia MSA
- Enhanced product capabilities and expanded geographic footprint
- Enhanced operating scale and financial profile

Key Considerations

- First "fill-in" partnership ... strengthened position in Charlotte-Concord-Gastonia MSA
- Improved branch density in Upstate and Midlands regions of South Carolina
- Opportunity to accelerate returns through redeployment of low cost deposits and large investment portfolio into loans



CapitalBank
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$582,383
$1,112,398
$368,971
$765,301
$374,992
$845,808
Total assets
Total loans
Total deposits
2011Q3
2011Q4



Citizens South
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$1,110,190
$2,034,446
$714,378
$1,370,854
$831,677
$1,633,655
Total assets
Total loans
Total deposits
2011Q3
2011Q4



Provident Community Bank
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$2,005,244
$2,265,850
$1,302,826
$1,408,895
$1,637,461
$1,882,625
Total assets
Total loans
Total deposits
2014Q1
Pro Forma (Est)

Disciplined M&A

	Total Assets			Deal Value		Valuation Premiums			
	Buyer $	Target $	Target/ Buyer	Total $	$ / Assets	Price/ Book	Price/ Tang Book	Price/ Deposits	1-Day Mkt Prem
U.S. Bank and Thrift Transactions[1]									
U.S. Average	$ 13,392,133	$ 711,374	5.3%	$ 111,800	11.7%	115.9%	120.9%	13.80%	37.10%
U.S. Median	$ 882,266	$ 144,291	16.4%	$ 19,600	11.4%	113.5%	118.9%	13.30%	36.80%
Park Sterling Transactions									
Community Capital[2]	**$ 616,108**	**$ 655,934**	**106.5%**	**$ 32,316**	**4.9%**	**67.9%**	**69.7%**	**6.53%**	**21.21%**
Citizens South[3]	**$ 1,130,751**	**$ 1,073,815**	**95.0%**	**$ 77,802**	**7.2%**	**112.0%**	**114.0%**	**8.92%**	**35.23%**
Provident Community[4]	**$ 2,005,244**	**$ 324,489**	**16.2%**	**$ 6,500**	**2.0%**	**NM**	**NM**	**0.52%**	**60.00%**

Efficient: doubled in size with first two mergers

Disciplined : attractive valuation levels

1 - Source: SNL (announcements from January 1, 2011 to March 31, 2014; 657 transactions).
2 - Community Capital Coporation merger announced March 30, 2011; closed November 1, 2011
3 - Citizens South Banking Corporation merger announced May 13, 2012; closed October 1, 2012
4 - Provident Community Bancshares, Inc. merger announced March 5, 2014; closed May 1, 2014. Consideration includes $5.1 million (45% discount) to U.S. Treasury for TARP preferred stock.

Target Market: Total Deal Value to Total Acquired Deposits (%)



25.00
20.00
15.00
10.00
5.00
-
Provident Community (February 2014)
Citizens South (May 2012)
Community Capital (March 2011)
Average 9.70%
2.47
15.40
12.99
10.70
23.23
14.42
17.83
0.30
0.26
17.95
3.88
9.13
11.50
7.22
20.82
9.92
6.84
8.67
7.47
6.98
7.20
9.62
8.92
6.36
6.29
16.47
7.36
5.97
11.41
13.25
1.40
22.26
16.08
1.97
1.59
6.53
4.76
7.99
7.76
2/24/2014
1/27/2014
12/18/2013
12/18/2013
11/1/2013
9/30/2013
9/9/2013
8/28/2013
6/10/2013
6/10/2013
5/31/2013
5/6/2013
2/20/2013
2/15/2013
1/30/2013
1/24/2013
9/25/2012
9/21/2012
8/28/2012
8/2/2012
6/13/2012
6/4/2012
5/14/2012
5/3/2012
3/27/2012
3/1/2012
12/21/2011
12/20/2011
11/14/2011
10/5/2011
9/21/2011
9/8/2011
6/20/2011
4/28/2011
4/27/2011
3/31/2011
2/23/2011
12/16/2010
11/19/2010

($ in 000's) ***Disclosure Policy:*** *Management generally will not comment on specific M&A opportunities prior to execution of a definitive agreement.*

Expanded Organic Capabilities YTD 2014

PARKSTERLING

Commercial Banking

- Metro markets (eight new professionals)
  - Established new Richmond, VA loan production office
  - New banker in Charlotte, NC market
  - New banker in Charleston, SC market
  - New banker and treasury services officer in Greenville, SC market
- Community markets (two new professionals)
  - New Gastonia, NC market president
  - New banker in Upstate South Carolina market

Personal Financial Services

- Wealth Management (eight new professionals)
  - New head of Wealth Management
  - New director of Private Banking
  - Established new Richmond, VA office
  - New officers in Charlotte, NC market
- Mortgage Banking (two new professionals)
  - Added new head of Mortgage Banking
  - Introduced new portfolio product offerings
  - Expanded secondary market distribution network
- Retail Banking (two new professionals)
  - Introduced new Sterling at Work offering
  - Introduced enhanced mobile banking platform
- Marketing (one new professional)
  - Added new Chief Marketing Officer
  - Completed initial preparation for new brand campaign

New Mobile Banking Features

PARKSTERLING


PARK STERLING BANK
Introducing 2 new app features.
PicturePay Pay a bill with a picture taken by your mobile device.
Debit On/Off When not using the card, turn it off to prevent most fraud.
Also features: Mobile Deposit,
Secure Balance View,
Transfer Funds, and more
<< Find out more

Picture Pay™


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Estimated Delivery Date
4-25-2014
Expedited Delivery Option
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Debit On/Off


Back
My Cards
Card Number (....7988)
Activation:
4000 1234 5678 9010
VISA

- ❑ Introduced two new, competitively unique features in mobile banking application (April 2014)
  - Picture Pay™
    - Enables retail customers to automatically pay their bills simply by taking a picture of the invoice and entering a payment amount, without keying any additional payee information
    - Prior payee information retained for ease of future use (no need to take picture again)
  - Debit On/Off (My Cards)
    - Enables retail customers to instantaneously activate or de-activate their debit card simply by touching a single button
    - Puts consumers in full control of their debit card, for security or other purposes

Solid Operating Results

Adjusted Net Income Available to Common*

	2013Q1	2013Q2	2013Q3	2013Q4	2014Q1
Reported pretax income	$ 4,964	$ 5,780	$ 6,320	$ 5,600	$ 5,035
Plus: merger-related expenses	836	822	167	386	81
Less: gain on sale of securities	-	(104)	-	6	(276)
Adjusted pretax income	5,800	6,498	6,487	5,992	4,840
Tax expense	1,995	2,235	2,162	1,697	1,414
Adjusted net income	$ 3,805	$ 4,263	$ 4,325	$ 4,295	$ 3,426
Preferred dividends	51	302	-	-	-
Adjusted net income available to common	$ 3,754	$ 3,961	$ 4,325	$ 4,295	$ 3,426
Adjusted net income available to common per share	$ 0.09	$ 0.09	$ 0.10	$ 0.10	$ 0.08

- Net income available to common shareholders of $3.6 million, or $0.08 per share, in 2014Q1
  - Investment in growth initiatives and decreased mortgage banking activity led to decrease in adjusted net income available to common shareholders* following five consecutive record or record matching results
- Maintaining solid adjusted return on average assets* compared to Carolinas and Virginia peer group

Adjusted Net Interest Margin (%)* *(annualized)*


5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
4.15
4.30
4.16
4.08
3.97
4.15
4.17
4.04
3.99
3.97
4.48 4.18 3.42
4.33 4.09 3.32
4.32 4.12 3.52
4.53 4.03 3.75
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
75th %
50th %
25th %
PSTB (adj)*
PSTB

Adjusted Return on Average Assets (%)* *(annualized)*


1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.77
0.81
0.87
0.88
0.70
0.65
0.72
0.85
0.83
0.73
0.67 0.56 0.32
0.78 0.59 0.39
0.88 0.69 0.55
0.81 0.68 0.59
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
75th %
50th %
25th %
PSTB (adj)*
PSTB

Source: SNL and company data

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented above and in the Appendix).*

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Available Growth Capital and Liquidity

PARKSTERLING

Tier 1 Leverage Ratio (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
11.62
11.80
11.11
11.63
11.73
11.01 10.17 9.39
10.94 10.23 8.90
11.23 10.55 9.50
11.26 10.16 8.85
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
75th %
50th %
25th %
PSTB

- Capitalization and liquidity remain well positioned to support growth initiatives at 2014Q1
  - Tier 1 leverage ratio of 11.73%
  - Tangible common equity to tangible assets* of 11.73%
  - On-hand liquidity to total liabilities of 20.77%

Tangible Common Equity* to Tangible Assets* (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
11.43
11.41
11.78
11.79
11.73
8.96 8.05 6.56
9.05 8.06 6.95
9.21 8.19 7.04
9.21 8.16 7.23
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
75th %
50th %
25th %
PSTB

On-Hand Liquidity#/Liabilities (%)


25.00
20.00
15.00
10.00
5.00
-
16.92
19.98
18.21
20.53
20.77
18.10 15.77 11.49
17.99 16.31 11.01
16.05 14.12 10.72
15.40 13.78 9.99
2012Q4
2013Q1
2013Q2
2013Q3
2014Q1
75th %
50th %
25th %
PSTB

*Source: SNL and company data # On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*

Peer group percentiles include publicly-held depository institutions identified in Appendix.

Strong Asset Quality

PARKSTERLING

Nonperforming Loans to Total Loans (%)



6.00
5.00
4.00
3.00
2.00
1.00
-
1.29
1.13
1.11
0.95
0.70
5.12 3.20 1.64
4.36 2.49 1.71
3.97 2.32 1.30
4.01 2.28 1.37
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
75th %
50th %
25th %
PSTB

- Asset quality remains attractive on key measures at 2014Q1
  - Nonperforming loans 0.70% of total loans
  - Nonperforming assets 1.23% of total assets
    - 27% comprised of covered OREO
  - Net recovery 0.17% of average loans (annualized)
- Approximately 40% of loans remain designated as acquired
  - Combined allowance and net FMV credit adjustments equal 3.63% of total loans

NPAs to Total Assets (%)



7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
1.93
1.58
1.52
1.37
1.23
6.43 2.85 2.34
5.49 2.94 2.20
5.00 2.84 2.20
4.74 2.34 1.78
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
75th %
50th %
25th %
PSTB

Annualized NCOs to Average Loans (%)



2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
-
(0.20)
(0.40)
0.05
(0.08)
1.54
0.08
0.09
0.33
0.53
1.21 0.44 0.27
0.25
0.24
0.54 0.34
0.24
(0.17)
(0.22)
75th %
50th %
25th %
PSTB
PSTB - Adjusted*

Closing Comments

Strong Financial Performance in 2014Q1

- Reported strong operating results
  - Net income available to common shareholders of $3.6 million, or $0.08 per share
  - Adjusted annualized return on average assets* of 0.70%
  - Nonperforming loans to total loans decreased 25 bps to 0.70%
  - Nonperforming assets to total assets decreased 14 bps to 1.23%
  - Tangible common equity to tangible assets* of 11.73%
  - Tier 1 leverage ratio of 11.73%
  - Declared cash dividend on common shares of $0.02 per share (April 2014)

Well Positioned for Future Growth

- Strong balance sheet, asset quality and regulatory standing position the company well for growth
  - Organic opportunities
    - Retail banking benefiting from 2013 investments in training and product capabilities
    - New leadership in Wealth Management and Mortgage Banking driving strategies for future growth
    - Expanding origination capabilities in Metro and Community markets
  - Partnership opportunities
    - Closed Provident Community partnership on May 1, 2014
    - Remain active in M&A discussions

** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix)*

PARKSTERLING

PARKSTERLING

Reconciliation of Non-GAAP Measures

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	March 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)	September 30, 2013 (Unaudited)	June 30, 2013 (Unaudited)	March 31, 2013 (Unaudited)
Adjusted net income (three months)					
Pretax income (as reported)	$ 5,035	$ 5,600	$ 6,320	$ 5,780	$ 4,964
Plus: merger-related expenses	81	386	167	822	836
(gain) loss on sale of securities	(276)	6	-	(104)	-
Adjusted pretax income	4,840	5,992	6,487	6,498	5,800
Tax expense	1,414	1,697	2,162	2,235	1,995
Adjusted net income	$ 3,426	$ 4,295	$ 4,325	$ 4,263	$ 3,805
Preferred dividends	-	-	-	302	51
Adjusted net income available to common shareholders	$ 3,426	$ 4,295	$ 4,325	$ 3,961	$ 3,754
Divided by: weighted average diluted shares	44,264,178	44,288,998	44,273,821	44,204,581	44,069,053
Adjusted net income available to common shareholders per share	$ 0.08	$ 0.10	$ 0.10	$ 0.09	$ 0.09
Estimated tax rate	*29.21%*	*28.32%*	*33.40%*	*34.40%*	*34.40%*
Adjusted net interest margin					
Net interest income (as reported)	$ 17,275	$ 17,702	$ 18,314	$ 18,671	$ 17,736
Less: accelerated mark accretion	(18)	(365)	(529)	(560)	-
Adjusted net interest income	17,257	17,337	17,785	18,111	17,736
Divided by: average earning assets	1,764,187	1,722,688	1,747,886	1,742,312	1,732,366
Mutliplied by: annualization factor	4.06	3.97	3.97	4.01	4.06
Adjusted net interest margin	3.97%	3.99%	4.04%	4.17%	4.15%
Net interest margin	3.97%	4.08%	4.16%	4.30%	4.15%
Adjusted noninterest income					
Noninterest income (as reported)	$ 3,486	$ 4,404	$ 3,257	$ 3,968	$ 3,458
Less: (gain) loss on sale of securities	(276)	6	-	(104)	-
Adjusted noninterest income	$ 3,210	$ 4,410	$ 3,257	$ 3,864	$ 3,458
Adjusted noninterest expense					
Noninterest expense (as reported)	$ 15,743	$ 15,726	$ 15,670	$ 16,784	$ 15,921
Less: merger-related expenses	(81)	(386)	(167)	(822)	(836)
Adjusted noninterest expense	15,662	15,340	15,503	15,962	15,085
Adjusted return on average assets					
Adjusted net income available to common shareholders	$ 3,426	$ 4,295	$ 4,325	$ 3,961	$ 3,754
Divided by: average assets	1,976,654	1,936,759	1,967,904	1,967,736	1,978,144
Mutliplied by: annualization factor	4.06	3.97	3.97	4.01	4.06
Adjusted return on average assets	0.70%	0.88%	0.87%	0.81%	0.77%
Return on average assets	0.73%	0.83%	0.85%	0.72%	0.65%
Adjusted return on average equity					
Adjusted net income available to common shareholders	$ 3,426	$ 4,295	$ 4,325	$ 3,961	$ 3,754
Divided by: average common equity	265,544	263,217	258,860	261,511	258,234
Mutliplied by: annualization factor	4.06	3.97	3.97	4.01	4.06
Adjusted return on average equity	5.23%	6.47%	6.63%	6.07%	5.90%
Return on average equity	5.43%	6.09%	6.46%	5.38%	5.01%

Non-GAAP Financial Measures

Tangible assets, tangible common equity, tangible book value, adjusted net income available to common shareholders, adjusted net interest margin, adjusted noninterest income, adjusted noninterest expenses, adjusted allowance for loan losses, adjusted net charge-offs (recoveries), and related ratios and per share measures, including adjusted return on average assets and adjusted return on average equity, as used throughout this release, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans); (iii) adjusted net charge-offs/ recoveries (which exclude the impact of acquisition accounting related to PCI loans) to evaluate both its asset quality and asset quality trends, and to facilitate comparisons with peers; and (iii) adjusted net income, adjusted noninterest income and adjusted noninterest expenses (which exclude merger-related expenses and gain or loss on sale of securities, as applicable), adjusted net interest margin (which excludes accelerated accretion of net acquisition accounting fair market value adjustments), adjusted return on average assets and adjusted return on average equity (which exclude merger-related expenses and gain on or loss sale of securities) to evaluate core earnings and to facilitate comparisons with peers.

(Unaudited; $ in thousands)

Reconciliation of Non-GAAP Measures (continued)

PARKSTERLING

PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)
(three month and period end results unless otherwise stated)

	March 31, 2014 (Unaudited)	December 31, 2013 (Unaudited)	September 30, 2013 (Unaudited)	June 30, 2013 (Unaudited)	March 31, 2013 (Unaudited)
Tangible common equity to tangible assets					
Total assets	$ 2,005,244	$ 1,960,790	$ 1,939,891	$ 1,972,923	$ 1,983,571
Less: intangible assets	(34,792)	(35,049)	(35,306)	(35,563)	(35,821)
Tangible assets	$ 1,970,452	$ 1,925,741	$ 1,904,585	$ 1,937,360	$ 1,947,750
Total common equity	$ 265,966	$ 262,083	$ 259,753	$ 256,557	$ 258,485
Less: intangible assets	(34,792)	(35,049)	(35,306)	(35,563)	(35,821)
Tangible common equity	$ 231,174	$ 227,034	$ 224,447	$ 220,994	$ 222,664
Tangible common equity	$ 231,174	$ 227,034	$ 224,447	$ 220,994	$ 222,664
Divided by: tangible assets	$ 1,970,452	$ 1,925,741	$ 1,904,585	$ 1,937,360	$ 1,947,750
Tangible common equity to tangible assets	11.73%	11.79%	11.78%	11.41%	11.43%
Common equity to assets	13.26%	13.37%	13.39%	13.00%	13.03%
Tangible book value per share					
Issued and outstanding shares	44,726,416	44,730,669	44,761,384	44,700,805	44,648,165
Less: nondilutive restricted stock awards	(796,399)	(770,399)	(753,900)	(749,900)	(718,260)
Period end dilutive shares	43,930,017	43,960,270	44,007,484	43,950,905	43,929,905
Tangible common equity	$ 231,174	$ 227,034	$ 224,447	$ 220,994	$ 222,664
Divided by: period end dilutive shares	43,930,017	43,960,270	44,007,484	43,950,905	43,929,905
Tangible common book value per share	$ 5.26	$ 5.16	$ 5.10	$ 5.03	$ 5.07
Common book value per share	$ 6.05	$ 5.96	$ 5.90	$ 5.84	$ 5.88
Adjusted allowance for loan losses					
Allowance for loan losses	$ 9,076	$ 8,831	$ 8,652	$ 10,847	$ 10,749
Plus: acquisition accounting FMV adjustments to acquired loans	34,663	37,783	41,389	44,179	49,633
Adjusted allowance for loan losses	$ 43,739	$ 46,614	$ 50,041	$ 55,026	$ 60,382
Divided by: total loans (excluding LHFS)	$ 1,302,826	$ 1,295,808	$ 1,316,342	$ 1,304,659	$ 1,329,749
Adjusted allowance for loan losses to total loans	3.36%	3.60%	3.80%	4.22%	4.54%
Allowance for loan losses to total loans	0.70%	0.68%	0.66%	0.83%	0.81%
Adjusted net charge-offs (recoveries) (annualized)					
Net charge-offs (recoveries)	$ (549)	$ 805	$ 1,776	$ 274	$ 151
Less: net charge-offs (recoveries) of PCI loans (ASC 310-30)	(149)	-	(960)	23	(414)
Adjusted net charge-offs (recoveries)	$ (698)	$ 805	$ 816	$ 297	$ (263)
Divided by: average loans	$ 1,305,157	$ 1,310,381	$ 1,319,026	$ 1,337,318	$ 1,346,603
Multiplied by: annualization factor	4.06	3.97	3.97	4.01	4.06
Adjusted net charge-offs (recoveries) (annualized) to average loans	-0.22%	0.24%	0.25%	0.09%	-0.08%
Net charge-offs (recoveries) (annualized) to average loans	-0.17%	0.24%	0.53%	0.08%	0.05%

Note

As contemplated during the Public Offering, the Company awarded certain performance-based restricted shares to officers and directors following the holding company reorganization. These shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in earnings per share or tangible book value per share calculations until they vest (and thereby have economic rights). There were 554,400 shares outstanding at March 31, 2014 and December 31, 2013, and 568,260 shares outstanding at September 30, 2013, June 30, 2013 and March 31, 2014.

Peer Group

PARKSTERLING

- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded companies
  - Total assets between $1 billion and $10 billion
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)

	Insitution	Ticker	Exchange	State	City	Total Assets ($ in thousands)	Rank	Market Capitalization ($ in millions)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	$ 1,307,512	20	$ 175
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	3,672,318	8	560
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	3,229,576	9	481
4	Capital Bank Financial Corp.	CBF	NASDAQ	FL	Coral Gables	6,622,241	4	1,250
5	Carter Bank & Trust	CARE	OTCQB	VA	Martinsville	4,661,811	6	294
6	Community Bankers Trust Corporation	ESXB	NASDAQ	VA	Glen Allen	1,089,532	22	88
7	CommunityOne Bancorp	COB	NASDAQ	NC	Asheboro	1,985,032	14	221
8	Eastern Virginia Bankshares, Inc.	EVBS	NASDAQ	VA	Tappahannock	1,027,663	24	78
9	First Bancorp	FBNC	NASDAQ	NC	Southern Pines	3,186,461	10	368
10	First Citizens Bancorporation, Inc.	FCBN	OTCQB	SC	Columbia	8,374,101	1	475
11	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,602,515	11	287
12	First Financial Holdings, Inc.	SCBT	NASDAQ	SC	Columbia	7,938,618	2	1,471
13	Hampton Roads Bankshares, Inc.	HMPR	NASDAQ	VA	Virginia Beach	1,950,272	17	284
14	HomeTrust Bancshares, Inc.	HTBI	NASDAQ	NC	Asheville	1,629,325	19	313
15	NewBridge Bancorp	NBBC	NASDAQ	NC	Greensboro	1,965,232	15	268
16	Palmetto Bancshares, Inc.	PLMT	NASDAQ	SC	Greenville	1,090,795	21	178
17	Park Sterling Corporation	PSTB	NASDAQ	NC	Charlotte	1,963,039	16	299
18	Peoples Bancorp of North Carolina, Inc.	PEBK	NASDAQ	NC	Newton	1,034,684	23	88
19	Southern BancShares (N.C.), Inc.	SBNC	OTCQB	NC	Mount Olive	2,269,581	12	124
20	TowneBank	TOWN	NASDAQ	VA	Portsmouth	4,672,997	5	549
21	Union First Market Bankshares Corporation	UBSH	NASDAQ	VA	Richmond	4,179,079	7	1,178
22	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	7,425,419	3	1,106
23	VantageSouth Bancshares, Inc.	VSB	NYSE MKT	NC	Raleigh	2,118,921	13	342
24	Yadkin Financial Corporation	YDKN	NASDAQ	NC	Elkin	1,805,478	18	281

Source: SNL Financial; market data as of April 17, 2014